UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) (c) (d) On July 17, 2017, The Bank of New York Mellon Corporation (the “Company”) announced that the Board of Directors (the “Board”) appointed Charles W. Scharf, age 52, Chief Executive Officer (“CEO”) and elected him as a director of the Company, each effective immediately. Concurrently, Mr. Scharf was appointed CEO of the Company’s wholly-owned principal subsidiaries, The Bank of New York Mellon (the “Bank”) and BNY Mellon, National Association, also effective immediately. Mr. Scharf succeeds Gerald L. Hassell, 65, who will continue as Chairman of the Board through his retirement on December 31, 2017. On January 1, 2018, Mr. Scharf will become Chairman. Joseph J. Echevarria will continue to serve as the Board’s Lead Director. With the election of Mr. Scharf the Company’s Board now consists of 14 directors.

Mr. Hassell’s retirement comes after a 44-year career with the Company, including the last 6 years as CEO and Chairman of the Board. Mr. Hassell has served as a director to the Company and its predecessor, The Bank of New York Company, Inc., since 1998.

Biographical Background

Mr. Scharf was most recently Chief Executive Officer and a Director of Visa Inc. from October 2012 through December 2016 and was recognized for transforming the firm into a technology-driven digital commerce company. Before joining Visa, Mr. Scharf served as Managing Director of One Equity Partners, JPMorgan Chase & Co.’s private investment arm, and previously served as the Chief Executive Officer of Retail Financial Services, one of JPMorgan Chase’s six lines of business. Earlier in his career, he was at Bank One Corp. as Chief Financial Officer and Chief Executive Officer of the retail division, and previously at Citigroup and its predecessor companies, serving as Chief Financial Officer of the Global Corporate and Investment Bank immediately prior to joining Bank One. Mr. Scharf has been a director of Microsoft Corporation since 2014.

Letter Agreement with Mr. Scharf

On July 13, 2017, the Company entered into an agreement with Mr. Scharf (the “Letter Agreement”) establishing his compensation as CEO. Under the Letter Agreement, Mr. Scharf’s compensation will consist of an annual base salary of $1,250,000 and a 2017 target incentive opportunity of $15,250,000, a portion of which is pro-rated, consisting of a cash component, a long-term incentive component, and a restricted stock unit award.

In connection with his employment, the Board awarded Mr. Scharf performance share units (“PSUs”) equaling $11,437,500 (the “Initial PSU Award”), earned based on established performance metrics, including $3,812,500 of PSUs that will be deducted from Mr. Scharf’s 2017 long term incentive component. Additionally, the Board awarded Mr. Scharf restricted stock units (“RSUs”) equaling $1,754,000 as the RSU component of his 2017 long-term incentive.

The cash component of Mr. Scharf’s 2017 target incentive award is equal to 25% of his overall target incentive opportunity, is earned based on 2017 performance, and is pro-rated for the number of days he is actively employed by the Bank during the year. The 2017 long-term incentive component will comprise 50% of his overall target incentive opportunity and will be reduced by a portion of the Initial PSU Award as described above. The RSU award is equal to 25% of his overall target incentive opportunity and has also been pro-rated for the number of days he is actively employed by the Bank during the year.

Mr. Scharf’s 2018 target incentive award will be $15,250,000.

Any incentive award, whether cash or equity-based, granted to Mr. Scharf will be subject to the Company’s clawback and recoupment policy. As further described in the Letter Agreement, Mr. Scharf will be entitled to severance in accordance with the Company’s Executive Severance Plan. In the event of Mr. Scharf’s resignation from employment with the Bank between July 17, 2017 and January 1, 2018, inclusive (the “Protected Period”) for “Good Reason”, as defined in the Letter Agreement, he shall be entitled to receive the benefits enumerated in Section 3(a) of the Executive Severance Plan and his resignation shall be treated as a termination providing transition/separation pay for purposes of the award agreement governing each equity award granted to him. Additionally, in the event Mr. Scharf experiences a Qualifying Termination, as defined in the Executive Severance Plan, or resigns for Good Reason during the Protected Period, prior to his attaining age 55 any PSUs awarded to him pursuant to the Initial PSU Award shall be treated as if he had attained age 55 on or before such termination. On the third anniversary of his employment, Mr. Scharf will also be credited with an additional three years of service under the Company’s pre age-65 retiree medical benefit program.

The foregoing summary is qualified in its entirety by reference to the Letter Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated by reference. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is being filed as part of this report:

10.1 Letter Agreement, dated July 13, 2017, between The Bank of New York Mellon Corporation and Charles W. Scharf.

The following exhibit is being furnished as part of this report:

99.1 Press Release of The Bank of New York Mellon Corporation, dated July 17, 2017.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, the Quarterly Report on Form 10-Q for the period ended March 31, 2017 and the Company’s other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as the date of this filing and the Company undertakes no obligation to update the information to reflect events or circumstances that arise after that date or reflect the occurrence of unanticipated events, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: July 17, 2017	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Letter Agreement, dated July 13, 2017, between The Bank of New York Mellon Corporation and Charles W. Scharf.	Filed herewith

99.1	Press Release.	Furnished herewith